Summary Prospectus September 28, 2015

PNC International Equity Fund

Class A – PMIEX Class C – PIUCX Class I – PIUIX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund's Prospectus and Statement of Additional Information, both dated September 28, 2015, and as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares. Purchases of Class A Shares may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A Shares of PNC Funds. More information about these and other discounts is available from your financial intermediary and in the "Sales Charges" section of the Fund's prospectus on page 190 and in the "Additional Purchase and Redemption Information" section of the Fund's Statement of Additional Information on page 67.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%[1]	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	1.00%[2]	1.00%[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.05%[4]	0.75%	None
Other Expenses[5]	0.45%	0.45%	0.20%
Shareholder Servicing Fees	0.25%	0.25%	None
Other	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.40%	2.10%	1.10%
Fee Waiver and Expense Reimbursement[6]	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement[6]	1.29%	1.99%	0.99%

1  A sales charge is not charged on purchases of Class A shares in the amount of $1,000,000 or more.

2  This contingent deferred sales charge applies only to purchases of $1,000,000 or more of Class A shares if the shares are redeemed within 12 months of the date of purchase.

3  A contingent deferred sales charge of 1.00% is charged if you redeem Class C Shares within 12 months of the date of purchase.

4  The Fund may reimburse expenses up to a maximum of 0.10% under the Fund's distribution plan for Class A Shares. The Board of Trustees (the "Board") has approved a contractual commitment whereby such reimbursements will be no more than the Distribution (12b-1) Fees stated in the table above for the Fund. This commitment continues through September 27, 2016, at which time the Board will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time.

5  "Other Expenses" include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%. "Acquired Fund" means any investment company in which the Fund invests or has invested during the period. The Total Annual Fund Operating Expenses will not correlate to the Fund's ratio of expenses to average net assets in the Fund's Financial Highlights due to these Acquired Fund fees and expenses.

6  The Fund's investment adviser (the "Adviser") has contractually agreed to waive Management Fees and reimburse or pay certain operating expenses for the Fund to the extent the Fund's Total Annual Fund Operating Expenses exceed 1.28%, 1.98% and 0.98% for Class A, Class C and Class I Shares, respectively, excluding certain expenses such as extraordinary expenses, acquired fund fees and expenses, taxes, brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, interest expense and dividend expenses related to short sales. This contract continues through September 27, 2016, at which time the Adviser will determine whether to renew, revise or discontinue it, except that it may be terminated by the Board at any time. The Adviser can be reimbursed by the Fund for any contractual fee reductions or expense reimbursements if reimbursement to the Adviser (a) occurs within the three years following the year in which the Fund accrues a liability or recognizes a contingent liability with respect to such amounts paid, waived or reimbursed by the Adviser and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit that was in effect at the time the Adviser paid, waived or reimbursed the amount being repaid by the Fund.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, Class C or Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses remain the same, except that the Fee Waiver and Expense Reimbursement and the contractual limitation on Distribution (12b-1) Fees for Class A Shares is reflected only in the one-year period below. Although your

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actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$969	$1,284	$2,177
Class C Shares	$302	$647	$1,119	$2,422
Class I Shares	$101	$339	$596	$1,330

For Class C Shares, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$202	$647	$1,119	$2,422

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund primarily invests in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more. The Fund will limit investments in securities of issuers in countries with developing markets (European, Asian and Australian countries not represented in the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index")) or economies to no more than 25% of the Fund's total assets, and will not invest more than 10% of its total assets in any single such country. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in companies of any capitalization.

The Fund's investments in equity securities may include, for example, common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange-traded funds ("ETFs").

The Fund may use ETFs, closed-end funds and derivative instruments, to gain broad exposure to markets and/or a particular index. Derivative instruments include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. Although the Fund may invest in derivatives of any kind, it expects to use futures contracts, forward currency contracts, and options on futures contracts for the purpose of managing exposure to the securities markets or to movements in interest rates or currency values. The Fund may also use futures to gain diversified exposure to a specific country or region. These instruments are not used for the purpose of introducing leverage in the Fund, though they may have that result. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

PNC Capital Advisors, LLC (the "Adviser") has delegated to Polaris Capital Management, LLC ("Polaris" or the "Sub-Adviser") the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets among a growth strategy ("International Growth Component") and a value strategy ("International Value Component"). The Adviser manages the International Growth Component. Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

PRINCIPAL RISKS

Active Trading Risk. To the extent that the Fund buys and sells securities actively, it could have higher expenses (which reduce return for shareholders) and higher taxable distributions.

Capitalization Risk. Small-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. Therefore, small-cap stocks may be more volatile than those of larger companies and may have less liquidity, which can reduce their selling prices. Mid-capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. As a result, the values of mid-cap-company stocks may be more volatile than those of larger companies.

Country Risk. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

Derivatives Risk. Derivatives are financial instruments whose values depend upon, or are derived from, the value of a reference asset, such as one or more underlying assets, indexes or currencies and may include, but are not limited to, options, swaps, forward currency contracts, futures and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the reference asset. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the value of the reference asset. Generally speaking, some derivatives are "leveraged" and therefore magnify or otherwise increase investment losses to the Fund, as even a small investment in derivatives can have a

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significant impact on the Fund's exposure to, among other things, securities' market values, interest rates or currency exchange rates. The Fund's use of derivatives may also affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position. There is also the risk that derivative counterparties may suffer financial difficulties and may not fulfill their contractual obligations to the Fund. Derivatives are also subject to operations risk, which is the risk that loss will occur as a result of inadequate systems and controls, human error, or otherwise.

Emerging Markets Risk. The risk of investing in issuers located in or tied economically to emerging markets includes all of the risks of investing in foreign markets, generally to a greater extent, including greater fluctuations in market values and currency exchange rates; increased risk of default; greater social, economic, and political uncertainty and instability; increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund may be exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund's ability to exchange local currencies for U.S. dollars; lower levels of liquidity; inability to purchase and sell investments or otherwise settle security or derivative transactions; greater risk of issues with share registration and safe custody; unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; and difficulties in obtaining and/or enforcing legal judgments.

Foreign (Non-U.S.) Investment Risk. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the values of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Growth Investing Risk. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the Adviser's assessment of the prospects for a company's growth is wrong, or if the Adviser's judgment of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the Adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

Investment Company Risk. The Fund may invest in shares of other investment companies, including ETFs. To the extent that the Fund invests in shares of another investment company or ETF, investors bear their proportionate share of the expenses of the underlying investment company or ETF. ETFs and closed-end investment companies may trade at a price below their net asset value.

Issuer Risk. The value of the Fund's investments may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, in addition to the historical and prospective earnings of the issuer and the value of its assets.

Management Risk. The Fund is subject to management risk because it is actively managed. The Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired outcome. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Adviser in managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Market Risk. Market risk is the risk that securities prices will fall over short or extended periods of time. Historically, the securities markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response.

Value Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks also present the risk that their lower valuations fairly reflect their business prospects and that investors will not agree that the stocks represent favorable investment opportunities, and they may fall out of favor with investors and underperform growth stocks during any given period. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

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PERFORMANCE INFORMATION

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I Shares from year to year and by showing how the average annual returns of the Fund's Class A, Class C and Class I Shares compare with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class I Shares and does not reflect the deduction of any sales charges applicable to Class A or Class C Shares. If sales charges applicable to Class A or Class C Shares had been reflected, the returns would be less than those shown below. The performance of Class A and Class C Shares will also differ due to differences in expenses. The returns in the table reflect the deduction of any applicable sales charges. Prior to October 31, 2013, GE Asset Management Incorporated ("GEAM") served as a sub-adviser to a portion of the Fund's assets. Performance information shown for periods prior to October 31, 2013 reflects the performance of the portion of the Fund previously managed by GEAM. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance. Updated information on the Fund's performance can be obtained by visiting http://pncfunds.com/performance/all/class_i/default.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	29.75%	(06/30/09)
Worst Quarter	-23.52%	(12/31/08)

The Fund's year-to-date total return for Class I Shares through June 30, 2015 was 7.46%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	-5.12%	8.11%	6.24%
Returns After Taxes on Distributions[1]	-5.38%	7.95%	6.11%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	-2.58%	6.50%	5.15%
Class A Shares
Returns Before Taxes	-10.60%	6.61%	5.36%
Class C Shares
Returns Before Taxes	-6.94%	7.05%	5.20%
MSCI EAFE Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	-4.90%	5.33%	4.43%

1  After-tax returns are shown for Class I Shares only. After-tax returns for Class A and Class C Shares will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes because the calculations assume the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC is the investment adviser to the Fund. Polaris serves as a sub-adviser to the Fund.

Portfolio Managers

Name	Years as Member of Fund's Portfolio Management Team	Title
Adviser
Martin C. Schulz, J.D	17	Managing Director
Calvin Y. Zhang	7	Senior Analyst/Portfolio
		Manager
Polaris
Bernard R. Horn, Jr.	10	President and Chief
		Investment Officer
Sumanta Biswas, CFA	10	Assistant Portfolio Manager
Bin Xiao, CFA	3	Assistant Portfolio Manager

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

All PNC Funds except the PNC Money Market Funds. You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange ("NYSE") is open. Shares cannot be purchased by wire transactions on days when banks are closed. Some of the share classes described in this section may not be available for purchase from a Fund. Please refer to the share classes shown in the Section entitled "Fund Fees and Expenses" for a list of the share classes available for purchase from a Fund.

PNC Money Market Funds. You may purchase or redeem shares of the PNC Money Market Funds on any day when the U.S. bond markets and the Federal Reserve are open. The Securities Industry and Financial Markets Association ("SIFMA") publishes a recommended holiday schedule each year for the U.S. bond markets. The U.S. bond markets and the PNC Money Market Funds are generally closed on those scheduled holidays. Accordingly, you cannot generally purchase or redeem shares of the PNC Money Market Funds on those days.

Class R, Class R4 and Class R5 Shares are generally available for purchase by qualified plans maintained pursuant to Sections 401(a) or 403 of the Code (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit plans and Taft-Hartley multi-employer pension plans), health care benefit fund plans or voluntary employees' beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code (collectively, "Qualified Plans"), non-qualified deferred compensation plans, IRAs and other accounts whereby the plan

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or the plan's financial service firm has an agreement with the underwriter or the Adviser to utilize Class R, Class R4 or Class R5 Shares in certain investment products or programs, endowment funds, foundations, any state, county or city or its instrumentality, department, authority or agency, 457 Plans, including 457(a) governmental entity plans and tax-exempt plans, accounts registered to insurance companies, trust companies and bank trust departments, investment companies (both affiliated and not affiliated with the Adviser) and any entity considered a corporation for tax purposes (including corporate non-qualified deferred compensation plans of such corporations).

Class T shares are available for purchase by clients of the Investment Centers of PNC Investments LLC and clients of other authorized financial intermediaries and investment programs.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the Funds, you should contact PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to PNC Funds c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments:

•  In general, a Fund's minimum initial investment is $1,000 for Class A, Class C and Class T Shares;

•  If purchasing Class A, Class C or Class T Shares through a Planned Investment Program ("PIP"), the initial minimum investment of $1,000 is waived as long as the minimum systematic purchase is $50; For Class I Shares, there is no minimum investment amount, except as described in the section of this prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares";

•  There is no minimum investment amount for Class I, Advisor Class, Class R, Class R4 and Class R5 Shares, except as described in the section of this prospectus entitled "Purchasing, Exchanging and Redeeming Fund Shares."

Minimum Subsequent Investments:

•  The minimum subsequent investment amount for Class A, Class C and Class T Shares, including when shares are purchased through PIP, is $50;

•  For Class I, Advisor Class, Class R, Class R4 and Class R5 Shares, there is no minimum subsequent investment amount;

•  For Class R, Class R4 and Class R5 Shares, specified plans may establish various minimum investment and account size requirements; ask your plan administrator for more information;

Each Fund's initial and subsequent investment minimums may be reduced or waived in some cases.

Tax Information

All PNC Funds except the Tax Exempt Bond Funds and the Tax Exempt Money Market Fund. A Fund's distributions generally will be taxed to you as ordinary income or capital gains if you hold shares in a taxable account. If you are invested in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, you generally will not be subject to tax on Fund distributions so long as your Fund shares remain in the arrangement, but you may be taxed upon your withdrawal of monies from the arrangement.

Tax Exempt Bond Funds and the Tax Exempt Money Market Fund. The Funds seek to earn income or pay dividends that are exempt from federal income tax. Unless you are investing in a Fund through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, a portion of the dividends you receive may be subject to federal, state, or local income tax and/or may be subject to the federal alternative minimum tax. Additionally, you may also receive taxable distributions attributable to a Fund's sale of municipal bonds.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary's website for more information.

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PNC Funds

P.O. Box 9795

Providence, RI 02940-9795

SUM-EQINT-0915